SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 15, 1995

                   The CIT Group Securitization Corporation II
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

             33-85224                                     22-3328188
     (Commission File Number)                  (IRS Employer Identification No.)

                   650 CIT Drive, Livingston, New Jersey 07039
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (201) 740-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

     On December 15, 1995, The Chase Manhattan Bank, N.A., as Trustee, made the first monthly distribution to the holders of The CIT RV Owner Trust 1995-B, Class A 6.50% Asset Backed Notes and 6.85% Asset Backed Certificates.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

         Exhibit No.            Description                                 Page
         -----------            -----------                                 ----
             28                 Monthly Report delivered by                   3
                                the Trustee to Certificateholders
                                in connection with distributions
                                on December 15, 1995


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        HE CIT GROUP/SALES FINANCING,
                                           INC., as servicer

                                        By: /s/ Richard W. Bauerband
                                        Name:   Richard W. Bauerband
                                        Title:  Executive Vice President

Dated:  January 2, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICERS

The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of September 1, 1995 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Chase Manhattan Bank, N.A., as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1. The Monthly Report for the period from November 1, 1995 to November 30, 1995 attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


I have affixed hereunto my signature this 15th day of December 1995.


                                       THE CIT GROUP/SALES FINANCING, INC.




                                       BY  /s/ Frank Garcia
                                           --------------------------------
                                           Frank Garcia
                                           Vice President

                          The CIT RV OWNER TRUST 1995-B
                        CLASS A 6.50% ASSET BACKED NOTES
                         6.85% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT

                                                         End of Period  11/30/95
                                                    Determination date  12/12/95
                                                     Distribution date  12/15/95

All Payments of Principal on the Contracts                         3,266,364.71
All Payments of Interest on the Contracts                          1,564,839.03
All Liquidation Proceeds on the Contracts with respect
  to Principal                                                        41,730.25
Paid Ahead on Pre-Funding Account                                          0.00
Monthly Advance                                                      108,095.46
Reimbursement of Prior Month Advances                                (77,027.26)
Transfer from Capitalized Interest Account                               634.39
Investment Earnings on Collection Account                                  9.98

Total Amount Available for Distribution                            4,904,646.56

Distribution Amounts

1. Aggregate Note Distribution                                     4,293,195.95

2. Aggregate Certificate Distribution                                 68,500.00

    Amounts to Holder of GP Interest                                 382,108.56
    Amounts to Servicer                                              157,592.12
    Interest Payment on Cash Collateral Loan                           3,249.93

Total Distribution                                                 4,904,646.56

Interest

3. Aggregate amount of Interest
                      (a) Note interest @ 6.50%                      959,219.05
                      (b) Certificate interest @ 6.85%                68,500.00


4. Total Distribution in respect of interest
                      (a) Note                                       959,219.05
                      (b) Certificate                                 68,500.00

Principal

Beginning Outstanding Principal Balance of Notes:                177,086,594.68

5. Formula Principal Distribution Amount                           3,333,976.90
                      (a) Stated Principal                         1,096,779.88
                      (b) Principal Prepayments                    2,169,584.83
                      (c) Liquidated Contracts                        67,612.19
                      (d) Repurchases                                      0.00

6. Distribution made in respect of Principal
                      (a) Note                                     3,333,976.90
                      (b) Certificate                                      0.00

7.  Outstanding Principal Balance of Notes:                      173,752,617.78

8.  Opening Certificate Balance                                   12,000,000.00
       Distribution made in respect of Principal Certificate               0.00
    Closing Certificate Balance                                   12,000,000.00

Contract Pool

9.   Closing Pool Balance                                        185,752,617.78
10.  Note Pool Factor                                                   0.98117
11.  Certificate Pool Factor                                            1.00000


Delinquency Information                           Number              Amount
                                                  ------              ------
12. Delinquent Contracts
                      (a) 31-59 Days                44             1,168,299.49
                      (b) 60-89 Days                15               519,073.93
                      (c) 90 days or more            5               185,691.76

13. Repossessed Contracts                            3               169,436.92
14. Repossessed Contracts Remaining in Inventory     5               214,360.48

Miscellaneous

15. Monthly Servicing Fee (including collection account interest)    157,582.14

16.  Amount of Servicer Fee Paid                                     157,582.14

17.  Guarantee Fee                                                            0

18.   Opening Balance of funds on deposit in the Pre-Funding Account        -
           Monthly interest on Pre-Funding Account                        58.52
           Transfer of funds from Pre-Funding Account for
             Subsequent Contracts                                           -
           Transfer of funds from Pre-Funding Account to
             Capitalized Interest Account                                (58.52)
           Transfer of funds from Pre-Funding Account to
             Available for Principal Distribution                           -
       Ending  Balance of funds on deposit in the
             Pre-Funding Account                                            -

19. Weighted Average Contract Rate of  all Outstanding Contracts          10.17%
       Weighted Average Remaining Term to Maturity Rate of  all
       Outstanding Contracts                                             145.62

20. Number of Subsequent Contracts                                            0

21. Aggregate Principal Balance of Subsequent Contracts                    0.00

22. Number of Subsequent Contracts Purchased                                  0

23. Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased                                                  0.00

24.  Amounts to Holder of GP Interest                                382,108.56

25.  Amount of monthly advances by Servicer                          108,095.46

26.  Amount of Non-Reimbursable Payments by Servicer                   1,032.48

27.  Opening Balance of Cash Collateral Account                    5,199,881.34
          Principal Prepayment to Cash Collateral Depositor          (91,684.36)
          Deposit to Cash Collateral Account                                -

       Available Balance of Cash Collateral Account at the End
          of the current Period                                    5,108,196.98

28.  Amount on deposit in the Certificate Reserve Account                  0.00

29.  Amount withdrawn from the Certificate Reserve Account                 0.00

30.  Amount on deposit in the Alternate Credit Enhancement Account         0.00

31.  Amount withdrawn from the Alternate Credit Enhancement Account        0.00

32.  Opening  Balance in the Capitalized Interest Account                  0.00
        Monthly interest on Capitalized Interest Account                 575.87
           Transfer of funds from Pre-Funding Account to Capitalized
             Interest Account                                             58.52
           Transfer of funds from Capitalized Interest Account to
             available for distribution                                 (634.39)
        Ending  Balance in the Capitalized Interest Account                0.00

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